                                  EXHIBIT 99.2



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   [GRAPHIC OMITTED]
      Equity One                                            [FBR LOGO]
=======================
a Popular, Inc. Company

                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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
                 NET WAC - 100% PPC                                                NET WAC - 50% PPC
---------------------------------------------------               ---------------------------------------------------

---------------------------------------------------               ---------------------------------------------------
                                      Class AF-2                                                        Class AF-2
                                     Effective Net                                                     Effective Net
                   Class AF-2 Net          WAC                                       Class AF-2 Net          WAC
    Period         WAC Cap(1)(3)       Cap(1)(2)(3)                   Period         WAC Cap(1)(3)       Cap(1)(2)(3)
---------------------------------------------------               ---------------------------------------------------
       1               7.04%              9.00%                       1                  7.04%              9.00%
       2               5.91%              9.00%                       2                  5.91%              8.98%
       3               6.11%              9.00%                       3                  6.11%              8.96%
       4               5.91%              9.00%                       4                  5.91%              8.93%
       5               5.91%              9.00%                       5                  5.91%              8.89%
       6               6.54%              9.00%                       6                  6.54%              8.87%
       7               5.91%              9.00%                       7                  5.91%              8.79%
       8               6.11%              9.00%                       8                  6.11%              8.74%
       9               5.91%              9.00%                       9                  5.91%              8.65%
       10              6.11%              9.00%                       10                 6.11%              8.59%
       11              5.91%              9.00%                       11                 5.91%              8.48%
       12              5.91%              9.00%                       12                 5.91%              8.40%
       13              6.11%              9.00%                       13                 6.11%              8.36%
       14              5.91%              9.00%                       14                 5.91%              8.23%
       15              6.11%              9.00%                       15                 6.11%              8.19%
       16              5.91%              9.00%                       16                 5.91%              8.04%
       17              5.91%              9.08%                       17                 5.91%              8.00%
       18              6.54%              9.00%                       18                 6.54%              8.08%
       19              5.91%              9.44%                       19                 5.91%              8.00%
       20              6.11%              9.50%                       20                 6.11%              8.00%
       21              5.91%              9.92%                       21                 5.91%              8.00%
       22              6.11%             10.02%                       22                 6.11%              8.00%
       23              5.91%             10.62%                       23                 5.91%              8.00%
       24              5.91%             11.10%                       24                 5.91%              8.00%
       25              6.11%             11.38%                       25                 6.11%              8.00%
       26              5.91%             12.58%                       26                 5.91%              8.00%
       27              6.11%             13.24%                       27                 6.11%              8.00%
       28              5.91%             15.66%                       28                 5.91%              8.00%
       29              5.91%             18.93%                       29                 5.91%              8.00%
       30              6.54%             20.66%                       30                 6.54%              8.00%
       31              5.91%             55.47%                       31                 5.91%              8.00%
---------------------------------------------------                   32                 6.11%              8.00%
                                                                      33                 5.91%              8.00%
                                                                      34                 6.11%              8.00%
                                                                      35                 5.91%              8.00%
                                                                      36                 5.91%              8.00%
                                                                      37                 6.11%              8.00%
                                                                      38                 5.91%              8.00%
                                                                      39                 6.11%              8.00%
                                                                      40                 5.91%              8.00%
                                                                      41                 5.91%              8.00%
                                                                      42                 6.32%              8.00%
                                                                      43                 5.91%              8.00%
                                                                      44                 6.11%              8.00%
                                                                      45                 5.91%              8.00%
                                                                      46                 6.11%              8.00%
                                                                      47                 5.91%              8.00%
                                                                      48                 5.91%              8.00%
                                                                      49                 6.11%              8.00%
                                                                      50                 5.91%              8.00%
                                                                      51                 6.11%              8.00%
                                                                      52                 5.91%              8.00%
                                                                      53                 5.91%              8.00%
                                                                      54                 6.54%              8.00%
                                                                      55                 5.91%              8.00%
                                                                      56                 6.11%              8.00%
                                                                      57                 5.91%              8.00%
                                                                  ---------------------------------------------------

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
                            AF-2 CAP
------------------------------------------------------------------

------------------------------------------------------------------

          Class AF-2 Yield Maintenance Agreement Schedule
      Period               Notional($)                   Period
------------------------------------------------------------------
        1                10,640,845.40                   7.04459
        2                15,251,214.13                   5.90837
        3                14,223,128.05                   6.10531
        4                14,642,396.60                   5.90837
        5                14,243,322.21                   5.90837
        6                11,475,567.92                   6.54142
        7                13,259,733.93                   5.90838
        8                12,038,376.55                   6.10533
        9                12,040,029.93                   5.90840
       10                10,819,029.25                   6.10534
       11                10,759,336.63                   5.90840
       12                10,136,865.54                   5.90840
       13                 9,045,580.95                   6.10535
       14                 8,926,546.34                   5.90840
       15                 7,917,733.11                   6.10535
       16                 7,760,935.80                   5.90840
       17                 7,387,686.55                   5.90840
       18                 5,527,349.98                   6.54145
       19                 6,954,095.73                   5.90840
       20                 6,191,975.46                   6.10535
       21                 6,527,916.77                   5.90840
       22                 5,803,811.05                   6.10535
       23                 6,109,004.06                   5.90840
       24                 5,902,039.65                   5.90840
       25                 5,233,563.71                   6.10535
       26                 5,493,384.61                   5.90840
       27                 4,861,335.85                   6.10535
       28                 5,091,652.45                   5.90840
       29                 4,893,338.36                   5.90840
       30                 3,429,187.78                   6.54145
       31                 4,501,561.03                   5.90840
       32                 3,957,806.20                   6.10535
       33                 4,116,374.40                   5.90840
       34                 3,606,929.91                   6.10535
       35                 3,737,650.62                   5.90840
       36                 3,550,546.64                   5.90840
       37                 3,091,357.60                   6.10535
       38                 3,189,119.23                   5.90840
       39                 2,769,616.70                   6.10535
       40                 2,841,980.98                   5.90840
       41                 2,670,694.64                   5.90840
       42                 2,073,619.29                   6.31588
       43                 2,332,525.98                   5.90840
       44                 1,989,549.76                   6.10535
       45                 2,000,267.38                   5.90840
       46                 1,686,991.26                   6.10534
       47                 1,673,816.17                   5.90840
       48                 1,512,724.44                   5.90840
       49                 1,243,012.58                   6.10534
       50                 1,194,761.37                   5.90839
       51                   953,467.37                   6.10534
       52                   882,349.50                   5.90839
       53                   728,193.31                   5.90839
       54                   420,107.94                   6.54143
       55                   423,898.68                   5.90839
       56                   251,485.16                   6.10533
       57                   124,909.79                   5.90839
       58                            -                         -
------------------------------------------------------------------